--------------------------------------------------------------------------------

================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2005


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.

   (as depositor in connection with an Indenture, dated as of March 31, 2005, providing for, inter alia, the issuance of Asset-Backed Notes, Series 2005-1)



                      Renaissance Mortgage Acceptance Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


         Delaware                   333- 122940          52-2356399
---------------------------         -----------          -----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)


1000 Woodbury Road
Woodbury, New York                                        11797
--------------------                                      -----
(Address of Principal Executive Offices)                  (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Notes and the Mortgage Pools

                  On March 31, 2005, a single series of notes, entitled Renaissance Home Equity Loan Trust 2005-1, Home Equity Loan Asset-Backed Notes, Series 2005-1, was issued pursuant to an Indenture, dated as of March 31, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), HSBC Bank USA, National Association (the "Indenture Trustee") and Wells Fargo Bank, N.A. Nineteen classes of notes, designated as the "Class AV-1 Notes," the "Class AV-2 Notes", the "Class AV-3 Notes," the "Class AF-1 Notes," the "Class AF-2 Notes", the "Class AF-3 Notes", the "Class AF-4 Notes", the "Class AF-5 Notes", the "Class AF-6 Notes", the "Class M-1 Notes," the "Class M-2 Notes," the "Class M-3 Notes," the "Class M-4 Notes," the "Class M-5 Notes," the "Class M-6 Notes," "Class M-7 Notes," the "Class M-8 Notes," the "Class M-9 Notes," the "Class N Notes" (collectively, the "Notes") were issued. The Notes are secured by a pool (the "Mortgage Pool") of adjustable-rate, first and second lien mortgage loans (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $749,999,268.09 as of the later of (x) close of business on March 1, 2005 and (y) date of origination of such Mortgage Loan (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Sale and Contribution Agreement, dated March 31, 2005, among Renaissance Mortgage Acceptance Corp. (the "Depositor"), Renaissance REIT Investment Corp. and Delta Funding Corporation, attached hereto as Exhibit 99.1. The "Class AV-1 Notes," the "Class AV-2 Notes", the "Class AV-3 Notes," the "Class AF-1 Notes," the "Class AF-2 Notes", the "Class AF-3 Notes", the "Class AF-4 Notes", the "Class AF-5 Notes", the "Class AF-6 Notes", the "Class M-1 Notes," the "Class M-2 Notes," the "Class M-3 Notes," the "Class M-4 Notes," the "Class M-5 Notes," the "Class M-6 Notes," "Class M-7 Notes," the "Class M-8 Notes," the "Class M-9 Notes," (collectively, the "Offered Notes") were sold by the Depositor to Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and Friedman, Billings, Ramsey & Co., Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated March 31, 2005, among the Depositor and the Underwriters.

                  The Offered Notes and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 29, 2005, and the Prospectus, dated March 29, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class N Notes" have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

=====================================================================================================
           Class                  Initial Note Principal Balance             Pass-Through Rate
-----------------------------------------------------------------------------------------------------
Class AV-1................               $     91,200,000                        Adjustable
-----------------------------------------------------------------------------------------------------
Class AV-2................               $     36,100,000                        Adjustable
-----------------------------------------------------------------------------------------------------
Class AV-3................               $     47,700,000                        Adjustable
-----------------------------------------------------------------------------------------------------
Class AF-1................               $    162,200,000                        Adjustable
-----------------------------------------------------------------------------------------------------
Class AF-2................               $     91,100,000                          4.263%
-----------------------------------------------------------------------------------------------------
Class AF-3................               $     63,700,000                          4.456%
-----------------------------------------------------------------------------------------------------
Class AF-4................               $     37,800,000                          5.016%
-----------------------------------------------------------------------------------------------------
Class AF-5................               $     25,825,000                          5.451%
-----------------------------------------------------------------------------------------------------
Class AF-6................               $     57,500,000                          4.970%
-----------------------------------------------------------------------------------------------------
Class M-1.................               $     24,000,000                          5.357%
-----------------------------------------------------------------------------------------------------
Class M-2.................               $     20,625,000                          5.405%
-----------------------------------------------------------------------------------------------------
Class M-3.................               $     14,250,000                          5.505%
-----------------------------------------------------------------------------------------------------
Class M-4.................               $     11,625,000                          5.604%
-----------------------------------------------------------------------------------------------------
Class M-5.................               $     11,250,000                          5.673%
-----------------------------------------------------------------------------------------------------
Class M-6.................               $     10,875,000                          5.750%
-----------------------------------------------------------------------------------------------------
Class M-7.................               $      7,500,000                          5.750%
-----------------------------------------------------------------------------------------------------
Class M-8.................               $      6,375,000                          5.750%
-----------------------------------------------------------------------------------------------------
Class M-9.................               $      9,000,000                          5.550%
=====================================================================================================

Section 9 - Financial Statements and Exhibits

Item 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


EXHIBIT NO.                                                            DESCRIPTION
-----------                                                            -----------
3.1                                 Amended and Restated Trust Agreement, dated March 31, 2005, among Renaissance
                                    Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A.
                                    relating to the Series 2005-1 Notes.

4.1                                 Indenture, dated as of March 31, 2005, among Renaissance Home Equity Loan Trust
                                    2005-1, HSBC Bank USA, National  Association as indenture trustee and Wells Fargo
                                    Bank, N.A relating to the Series 2005-1 Notes.

99.1                                Mortgage Loan Sale and Contribution Agreement, dated March 31, 2005, among
                                    Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and
                                    Delta Funding Corporation relating to the Series 2005-1 Notes.

99.2                                Servicing Agreement, dated March 31, 2005, among Wells Fargo Bank, N.A., Ocwen
                                    Federal Bank, FSB, Renaissance Home Equity Loan Trust 2005-1 and HSBC Bank USA,
                                    National Association relating to the Series 2005-1 Notes.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 2005




                                        RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                        By:  /s/ Morris Kutcher
                                             ----------------------------------
                                        Name:    Morris Kutcher
                                        Title:   Vice President

                                INDEX TO EXHIBITS


    EXHIBIT NO.                                                DESCRIPTION
    -----------                                                -----------
        3.1           Amended and Restated Trust Agreement, dated March 31, 2005, among Renaissance Mortgage
                      Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series
                      2005-1 Notes.

        4.1           Indenture, dated as of March 31, 2005, among Renaissance Home Equity Loan Trust 2005-1, HSBC
                      Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the
                      Series 2005-1 Notes.

        99.1          Mortgage Loan Sale and Contribution Agreement, dated March 31, 2005, among Renaissance
                      Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation
                      relating to the Series 2005-1 Notes.

        99.2          Servicing Agreement, dated March 31, 2005, among Wells Fargo Bank, N.A., Ocwen Federal Bank,
                      FSB, Renaissance Home Equity Loan Trust 2005-1 and HSBC Bank USA, National Association
                      relating to the Series 2005-1 Notes.